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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS  CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-08481 of Harrington Financial Group, Inc. on Form S-8 of our report dated August 12, 1996, appearing in this Annual Report on Form 10-K of Harrington Financial Group, Inc. for the year ended June 30, 1996.




/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Indianapolis, Indiana

September 26, 1996